Exhibit 10.1

Contract No. QSEF-GQTZ-202206-HY01

Party A: [Guizhou Province New Kinetic Industry Development Fund Partnership]

Party B : [Zhuhai (Zibo) Investment Co., Ltd., Haicheng Shenhe Technology Co., Ltd., Shanghai Huiyang Investment Co., Ltd., Guizhou Guangyao Management Partnership, Hainan Fuhe Investment Management Partnership, Guizhou Yilong New Area Industrial Development Investment Co., Ltd., Wang Li, Zeng Dongqing, Ren Zhong, Cheng Chuanya, Xu Saiqin ， Sun Yong ， Sun Yong ， Wang Gao, Shen Xinyi]

Party C: [Sunrise (Guizhou) New Energy Material Co., Ltd. ]

Investment Agreement

June 13, 2022

Investment Agreement

This investment agreement is signed by the following parties in Guiyang, Guizhou (hereinafter referred to as “the place of signing”):

Party A (Investor): Guizhou Province New Kinetic Industry Development Fund Partnership

Residence:No. 1372, 12th Floor, Building 10, Phase I, Guizhou Financial City, No. 55, Changling North Road, Guanshanhu District, Guiyang City, Guizhou Province Unified Social Credit Code: 91520115MA6H6HBB2P

Executive Partner: Guizhou Qiansheng Equity Investment Fund Management Co., Ltd.

Party B (Original Shareholders):

Party B 1: Zhuhai (Zibo) Investment Co., Ltd.

Residence: Room 703, West District, R&D Building, Zibo Science and Technology Industrial Pioneer Park, No. 69, Sanying Road, Zhangdian District, Zibo City, Shandong Province,the PRC

Unified Social Credit Code: 91370300MA953UGB85 Contact:Wang Xuanming 13621801972

Party B 2: Haicheng Shenhe Technology Co., Ltd.

Residence: Yingluo Town, Haicheng District, Anshan City, Liaoning Province, the PRC

Unified Social Credit Code: 91210381MA0P5CUP5B

Contact: Zhang Wenwu 13823537561

Party B 3: Shanghai Huiyang Investment Co., Ltd.

Residence: Room 211, No. 1432, Pujian Road, Pudong New Area,Shanghai,the PRC

Unified Social Credit Code: 91310115566549190Y

Contact: Wang Xuanming

Party B 4: Guizhou Guangyao Management Partnership

Residence: Group 2, Heying Village, Lutun Town, Xingyi City, Qianxinan Prefecture, Guizhou Province (next to Yilong Avenue),the PRC Unified Social Credit Code: 91522320MA7BMLXX7T

Contact: Du Huiyu 13701853546

Party B 5: Hainan Fuhe Investment Management Partnership

Residence: Room 1001, 3rd Floor, Incubation Building, Hainan Ecological Software Park, Old Town High-tech Industry Demonstration Zone, Chengmai County, Hainan Province,the PRC

Unified Social Credit Code: 91460202MAA98KTW87

Contact: Sui Liru15267481569

Party B 6: Guizhou Yilong New Area Industrial Development Investment Co., Ltd.

Residence: Yilong Red Star Pharmaceutical Industrial Park, Dingxiao town of Yilong New Area, southwest Guizhou Province, the PRC

Unified Social Credit Code: 91522320MA6DQQCL0E

Contact number: Yan Yan16685496666

Party B 7: Wang Li

Residence: Room 503, Residential Building, No. 15, Vanke Jinyuexiangshu Garden, No. 64, Hongtu Avenue, Nancheng District, Dongguan City, Guangdong Province, the PRC

ID number: 430726197909073740

Contact: 13926864025

Party B 8: Zeng Dongqing

Residence: Xianghua Group, Tuanjie Village, Tuanjie Township, Guiyang County, Hunan Province, the PRC

ID number: 431021198510053014

Contact: 13661645615

Party B 9: Ren Zhong

Residence: No. 75, Gaicha Road, Yunyan District, Guiyang City, Guizhou Province, the PRC

ID number: 520103198511015646

Contact: 17785977777

Party B 10: Cheng Chuanya

Residence: Room 2901, Unit 2, Building 1, District F, Xinghe Dandi Garden, No. 1, Xinghe East Seventh Road, Danshui Street, Huiyang District, Huizhou City, Guangdong Province, the PRC

ID number: 410422198111282219

Contact: 15113319637

Party B 11: Xu Saiqin

Residence: Room 902, Building 12, Rong’anheyuan, Zhonghe Street, Yinzhou District, Ningbo City, Zhejiang Province, the PRC

ID number: 330901197108152529

Contact: 13008995951

Party B 12: Sun Yong

Residence: No. 1 Aiguo Taoyang Road, Lincheng Street, Dinghai District, Zhoushan City, Zhejiang Province, the PRC

ID number: 330902198402202938

Contact: 13362193092

Party B 13: Wang Gao

Residence: Group 8, Bayi Village, Babao Township, Dafang County, Guizhou Province, the PRC

ID number: 522422198106036459

Contact: 15772752877

Party B 14: Shen Xinyi

Residence: No. 15, Xiamen Village, Gepo Town, Fuchuan Yao Autonomous County, Guangxi, the PRC

ID number: 452428199509142226

Contact: 18077483914

Party C (Target Company): Sunrise (Guizhou) New Energy Material Co., Ltd.

Residence: Group 2 (next to Yilong Avenue), Heying Village, Lutun Town, Yilong New District, Qianxinan Buyi and Miao Autonomous Prefecture, Guizhou Province,the PRC

Legal Representative: Du Huiyu

Unified Social Credit Code: 91522320MA7BMUXCX0

The above parties are hereinafter collectively referred to as the “Parties”, one of which is referred to as a “Party”.

Given:

1. Party A is an approved industrial fund, aiming to support the development of high-tech enterprises such as new energy and new materials by market-oriented means.

2. Party C is a limited liability company established and legally existing under the laws of the People’s Republic of China. Party C’s unified social credit code is 91522320MA7BMXCX0, with address of Group 2 (next to Yilong Avenue), Heying Village, Lutun Town, Yilong New District, Qianxinan Buyi and Miao Autonomous Prefecture, Guizhou Province,the PRC. The current registered capital of Party C is RMB [248] million yuan.

3. The current registered shareholders of Party C are Party B 1 (holding 51% of the shares), Party B 2 (holding 12.5%), Party B 3 (holding 12.5%), Party B 4 (holding 10%), Party B 5 (holding 5%), Party B 6 (holding 4%), Party B 7 (holding 1.78%), Party B 8 (holding 1.5%), Party B 9 (holding 1%), Party B 10 (holding 0.4%), Party B 11 (holding 0.14%), Party B 12 (holding 0.1%), Party B 13 (holding 0.04%), and Party B 14 (holding 0.04%).

4. By consensus, Party A intends to become a shareholder of Party C through investing RMB 200 million yuan to Party C (hereinafter referred to as the “capital increase” ). Party B agrees to waive the pre-emptive right of this capital increase, and agree to assume corresponding responsibilities in accordance with the provisions of this agreement.

Party A, Party B and Party C have negotiated through friendly consultations, in line with the principle of mutual benefit and common development, on the basis of equality, voluntariness and integrity. In accordance with the Civil Code of the People’s Republic of China, the Company Law of the People’s Republic of China and other relevant laws, with regard to the capital increase, the following agreement is reached for mutual compliance.

1. Increase Capital

1.1 Before this capital increase, the registered capital recorded in the Articles of Association of Party C were RMB [248]million yuan and the shareholding structure was as follows:

No.	shareholder’s name	subscribed amount of of capital (RMB yuan)	% of shares equity
1	Zhuhai (Zibo) Investment Co., Ltd.	126,480,000	51.00%
2	Haicheng Shenhe Technology Co., Ltd.	31,000,000	12.50%
3	Shanghai Huiyang Investment Co., Ltd.	31,000,000	12.50%
4	Guizhou Guangyao Management Partnership	24,800,000	10.00%
5	Hainan Fuhe Investment Partnership	12,400,000	5.00%
6	Guizhou Yilong New Area Industrial Development Investment Co., Ltd.	9,920,000	4.00%
7	Wang Li	4,414,400	1.78%
8	Zeng Dongqing	3,720,000	1.50%
9	Ren Zhong	2,480,000	1.00%
10	Cheng Chuanya	992,000	0.40%
11	Xu Saiqin	347,200	0.14%
12	Sun Yong	248,000	0.10%
13	Wang Gao	99,200	0.04%
14	Shen Xinyi	99,200	0.04%
Total		248,000,000	100%

1.2 All parties agree that the valuation of Party C before this capital increase is recognized as RMB [675.6772]million yuan through the income valuation method based on the audit report and assessment report of Party C dated March 31, 2022. Party A invests RMB 200 million yuan to Party C. After the capital increase, Party A holds [22.8395 ] % of the equity of Party C.

Among the capital invested by Party A to Party C, RMB 73,407,974 yuan is counted to Party C’s registered capital, and RMB 126,592,026 yuan is counted to Party C’s capital reserve as a premium.

Party B agrees to waive the pre-emptive right of this capital increase and accept Party A as the new shareholder of Party C.

1.3 After the completion of this capital increase, the registered capital of Party C will increase from the original RMB [248,000,000] yuan to RMB [321,407,974] yuan. The equity structure of Party C changes to follows:

No.	shareholder’s name	subscribed amount of of capital (RMB yuan)	% of equity shares
1	Zhuhai (Zibo) Investment Co., Ltd.	126,480,000	39.3519%
2	Haicheng Shenhe Technology Co., Ltd.	31,000,000	9.6451%
3	Shanghai Huiyang Investment Co., Ltd.	31,000,000	9.6451%
4	Guizhou Guangyao Management Partnership	24,800,000	7.7161%
5	Hainan Fuhe Investment Partnership	12,400,000	3.8580%
6	Guizhou Yilong New Area Industrial Development Investment Co., Ltd.	9,920,000	3.0862%
7	Wang Li	4,414,400	1.3735%
8	Zeng Dongqing	3,720,000	1.1574%
9	Ren Zhong	2,480,000	0.7716%
10	Cheng Chuanya	992,000	0.3086%
11	Xu Saiqin	347,200	0.1080%
12	Sun Yong	248,000	0.0772%
13	Wang Gao	99,200	0.0309%
14	Shen Xinyi	99,200	0.0309%
15	Guizhou Province New Kinetic Industry Development Fund Partnership	73,407,974	22.8395%
	Total	321,407,974	100.0000%

1.4 Use of increased capital. Party B and Party C agree that all the invested capital paid by Party A should only be used for the Target Company’s daily operation and the construction of the “Yilong New Area SDH 30,000 t/a high-grade power battery materials project”.

2. Investment Capital

The amount of Party A ’s investment is RMB [200,000,000] yuan.

3. Repurchase Terms

Party B has the right to repurchase all or part of Party C’s equity held by Party A twice a year, up to Party B’s shareholding ratio in Party C recovers to the ratio before party A’s investment. If Party A fails to transfer the equity to Party B as Party B requested, or fails to reply within [7] days from the date of receipt of the written notice from Party B, it is regarded as a breach of contract, so that Party A shall pay 0.3% of the total repurchase price as liquidated damages for each day of delay to Party B, and Party A shall compensate Party B for the corresponding economic losses. Party B can handle it through judicial procedures.

The repurchase price is calculated based on [Party A’s total capital contribution + the expected annual dividend rate of 5% - the dividend obtained by Party A].

4. Exclusivity Clause

From the date of signing this agreement to the date when all parties clarify the actual content of the company’s articles of association and finish the industrial and commercial changes, Party B and Party C shall not directly or indirectly conduct any negotiations related to this transaction, make any transaction-related requests, solicit any offer corresponding to this transaction, or enter into any agreement corresponding to this transaction, with any other person.

5. Confidentiality Clause

Without the unanimous written consent of all parties, neither party shall disclose the transaction content in this agreement and the intentions of the parties to any third party. For confidential information that has not been disclosed in advance, each party promises to use it only for transaction purposes, and to prevent confidential information from being obtained by illegal means. Each party may provide confidential information to relevant employees and professional advisors, but must inform relevant personnel of their confidentiality obligations.

6. Liability for Breach of Contract

6.1 If Party B or Party C violate the provisions of this agreement to misappropriate the investment funds, Party A has the right to unilaterally terminate this agreement, and require Party C to return all the capitals invested by Party A immediately. Party C shall pay liquidated damages to Party A at the rate of 0.5% per day of the amount of misappropriated funds. Party C shall also be liable for the corresponding economic losses to Party A. Party B shall be jointly and severally liable for the aforementioned contingent debt of Party C.

6.2 If one party constitutes a breach of contract, the breaching party shall bear all the necessary expenses (including but not limited to attorney fees, litigation fees, preservation fees, preservation guarantee fees, announcement fees, execution fees, necessary fees) incurred by the obeying party to protect its rights and interests. The assumption of this fee does not affect the breaching party’s other liabilities for breach of contract and corresponding damages.

7. Notification and Delivery

Written notices or other documents sent by one party to the other in accordance with the requirements of this agreement shall be delivered by hand, or sent by air registered mail (prepaid), or by a recognized courier service, email , or text message to the address in this agreement. The deemed service date of a written notice or document shall be determined as follows:

(1) Written notices or documents handed over by hand shall be deemed to be effectively served on the date handed over by hand;

(2) Written notices or documents sent by air registered mail (prepaid) shall be deemed to be effectively served on the seventh day after the date of dispatch (based on the postmark);

(3) Written notices or documents sent by courier shall be deemed to be effectively delivered on the third day after delivery by a recognized courier service;

(4) Written notices or documents sent by e-mail or text message are deemed to be effectively served on the day when sent successfully.

The correspondence addresses of the parties shall be subject to the information stated in the header of the agreement. The correspondence address under this agreement is also the address for receipt of legal documents in litigation by the dispute resolution agency. If it is served at the above-mentioned address, it will be deemed as a receipt, and it will not affect the validity of the service even if the recipient refuses to accept it.

8. Miscellaneous

8.1 Applicable Law. This Agreement is governed by and construed in accordance with the laws of the People’s Republic of China.

8.2 Dispute Resolution. Any disputes arising out of or in connection with this agreement shall be settled through friendly negotiation by all parties. If the negotiation fails, a lawsuit can be filed in the people’s court where Party A is located. During the dispute resolution period, this Agreement shall remain in full force and effect in all respects except the matter in dispute. Except for the obligations involved in the disputed matter, each party shall continue to perform its obligations and exercise its rights under this Agreement.

8.3 For matters not covered in this agreement, the parties shall negotiate and sign a written supplementary clause or a supplementary agreement to stipulate it; unless the supplementary clause or the supplementary agreement stipulates otherwise, the supplementary clause and the supplementary agreement shall have the same legal effect as this agreement.

8.4 If any clause of this agreement is deemed invalid by the competent authority, the invalid part shall be deemed not to be included in this agreement, but shall not affect the validity of other clauses of this agreement; all parties shall make all reasonable efforts in accordance with the fundamental purpose of this agreement replace the invalid term with a valid term or renegotiate the corresponding term.

8.5 This Agreement shall take effect from the date of signing by the parties.

8.6 This Agreement is made in six copies; Party A holds three copies and Party B holds three copies, each of which has the same legal effect.

(No text below)

(No text on this page as the signing page of the Investment Agreement with the contract number QSEF-GQTZ-202206-HY01)

Party A (seal): Guizhou Province New Kinetic Industry Development Fund Partnership

Executive Partner (seal) : Guizhou Qiansheng Equity Investment Fund Management Co., Ltd.

The representative of the executive partner (signature or seal):

Party B:

Party B 1 (seal): Zhuhai (Zibo) Investment Co., Ltd.

Legal representative or authorized representative (signature or seal):

Party B 2(seal): Haicheng Shenhe Technology Co., Ltd.

Legal representative or authorized representative (signature or seal):

Party B 3 (seal): Shanghai Huiyang Investment Co., Ltd.

Legal representative or authorized representative (signature or seal):

Party B 4 (seal): Guizhou Guangyao Management Partnership

Legal representative or authorized representative (signature or seal):

Party B 5 (seal): Hainan Fuhe Investment Partnership

Legal representative or authorized representative (signature or seal):

Party B 6 (seal): Guizhou Yilong New Area Industrial Development Investment Co., Ltd.

Legal representative or authorized representative (signature or seal):

Party B 7 :Wang Li (signature)

Party B 8 :Zeng Dongqing (signature)

Party B 9 :Ren Zhong (signature)

Party B 10 :Cheng Chuanya (signature)

Party B 11 :Xu Saiqin (signature)

Party B 12 :Sun Yong (signature)

(No text on this page as the signing page of the Investment Agreement with the contract number QSEF-GQTZ-202206-HY01)

Party B 13 :Wang Gao (signature)

Party B 14 :Shen Xinyi (signature)

Party C (seal): Sunrise (Guizhou) New Energy Material Co., Ltd.

Legal representative or authorized representative (signature or seal):

Date of signing: June 13, 2022

合同编号：QSEF-GQTZ-202206-HY01

甲方：【贵州省新动能产业发展基金合伙企业（有限合伙）】

乙方：【筑海（淄博）投资有限公司、海城申合科技有限公司、上海晖阳投资有限公司、贵州光耀管理合伙企业（有限合伙）、海南富合投资合伙企业（有限合伙）、贵州义龙新区工业开发投资有限公司、王俐、曾冬青、任钟、程传亚、徐赛琴、孙勇、王高、沈馨怡】

丙方：【晖阳（贵州）新能源材料有限公司】

投资协议

二〇二【二】年【六】月【十三】日

投资协议

本投资协议由以下各方在贵州贵阳（以下称“签署地“）签署：

甲方（投资人）：贵州省新动能产业发展基金合伙企业（有限合伙）

住所：贵州省贵阳市观山湖区长岭北路55号贵州金融城一期10号楼12层1372号

统一社会信用代码：91520115MA6H6HBB2P

执行事务合伙人：贵州黔晟股权投资基金管理有限公司

乙方（原股东）：

乙方1：筑海（淄博）投资有限公司

住所：山东省淄博市张店区三赢路69号淄博科技工业创业园研发楼西区703室

统一社会信用代码：91370300MA953UGB85

联系方式：王宣明 13621801972

乙方2：海城申合科技有限公司

住所：辽宁省鞍山市海城市英落镇前英村

统一社会信用代码：91210381MA0P5CUP5B

联系方式：张文武 13823537561

乙方3：上海晖阳投资有限公司

住所：浦东新区浦建路1432号211室

统一社会信用代码：91310115566549190Y

联系方式：王宣明

乙方4：贵州光耀管理合伙企业（有限合伙）

住所：贵州省黔西南州兴义市鲁屯镇合营村二组（义龙大道旁）

统一社会信用代码：91522320MA7BMLXX7T

联系方式：杜辉玉 13701853546

乙方 5：海南富合投资合伙企业（有限合伙）

住所：海南省澄迈县老城镇高新技术产业示范区海南生态软件园孵化楼三楼 1001 室

统一社会信用代码：91460202MAA98KTW87

联系方式：隋丽茹 15267481569

乙方 6：贵州义龙新区工业开发投资有限公司

住所：贵州省黔西南州义龙新区顶效镇义龙红星医药产业园内

统一社会信用代码：91522320MA6DQQCL0E

联系方式：严琰 16685496666

乙方 7：王俐

住所：广东省东莞市南城区宏图大道 64 号万科金悦香树花园 15 号住宅楼 503 室

身份证号：430726197909073740

联系方式：13926864025

乙方 8：曾冬青

住所：湖南省桂阳县团结圩乡团结村香花组

身份证号：431021198510053014

联系方式：13661645615

乙方 9：任钟

住所：贵州省贵阳市云岩区改茶路 75 号

身份证号：520103198511015646

联系方式：17785977777

乙方 10：程传亚

住所：广东省惠州市惠阳区淡水街道星河东七路 1 号星河丹堤花园 F 区 1 幢 2 单元 2901 房

身份证号：410422198111282219

联系方式：15113319637

乙方 11：徐赛琴

住所：浙江省宁波市鄞州区中河街道荣安和院 12 幢 902 室

身份证号：330901197108152529

联系方式：13008995951

乙方 12：孙勇

住所：浙江省舟山市定海区临城街道爱国陶杨路 1 号

身份证号：330902198402202938

联系方式：13362193092

乙方 13：王高

住所：贵州省大方县八堡乡八一村八一组

身份证号：522422198106036459

联系方式：15772752877

乙方 14：沈馨怡

住所：广西富川瑶族自治县葛坡镇下门村 15 号

身份证号：452428199509142226

联系方式：18077483914

丙方（目标公司）：晖阳（贵州）新能源材料有限公司

住所：贵州省黔西南布依族苗族自治州义龙新区鲁屯镇合营村二组（义龙大道旁）法定代表人：杜辉玉

统一社会信用代码：91522320MA7BMUXCX0

上述各方以下合称“各方”，其中一方称为“一方”。

鉴于：

1.甲方系经批准成立的政府出资企业产业基金，运用市场化手段支持新能源、新材料等高新技术企业发展。

2. 丙方是根据中华人民共和国法律成立并合法存续的有限责任公司，其统一社会信用代码为91522320MA7BMXCX0，住所为贵州省黔南布依族苗族自治州义龙新区鲁屯镇合营村二组（义龙大道旁），现登记注册资本为人民币24800万元。

3. 丙方现登记股东为乙方1（持股51%）、乙方2（持股12.5%）、乙方3（持股12.5%）、乙方4（持股10%）、乙方5（持股5%）、乙方6（持股4%）、乙方7（持股1.78%）、乙方8（持股1.5%）、乙方9（持股1%）、乙方10（持股0.4%）、乙方11（持股0.14%）、乙方12（持股0.1%）、乙方13（持股0.04%）、乙方14（持股0.04%）。

4.经协商一致，甲方拟通过增资方式成为丙方股东，乙方同意放弃本次增资的优先认购权，并同意按本协议的约定承担相应责任。

甲、乙、丙三方经友好协商，本着互惠互利、共同发展的原则，在平等、自愿、诚信的基础上，依据《中华人民共和国民法典》、《中华人民共和国公司法》等相关法律，就甲方增资事宜，达成如下协议，以资共同遵守。

一、增资扩股

1.1 本次增资前，丙方公司章程及登记注册资本为人民币【24800】万元，股权结构如下：

序号	股东名称	认缴金额（万元）	持股比例
1	筑海（淄博）投资有限公司	12,648	51.00%
2	海城申合科技有限公司	3,100	12.50%
3	上海晖阳投资有限公司	3,100	12.50%
4	贵州光耀管理合伙企业（有限合伙）	2,480	10.00%
5	海南富合投资合伙企业（有限合伙）	1,240	5.00%
6	贵州义龙新区工业开发投资有限公司	992	4.00%
7	王俐	441.44	1.78%
8	曾冬青	372	1.50%
9	任钟	248	1.00%
10	程传亚	99.2	0.40%
11	徐赛琴	34.72	0.14%
12	孙勇	24.8	0.10%
13	王高	9.92	0.04%
14	沈馨怡	9.92	0.04%
合计		**24,800**	**100%**

1.2 各方同意，甲方本次增资价格以【2022】年【3】月【31】日丙方的审计报告、评估报告作为依据并确定，本次增资前企业价值通过收益法认定为【六亿柒仟伍佰陆拾柒万柒仟贰佰元】（小写：67,567.72 万元）。甲方将以【贰】亿元整（小写：20000.00 万元）对丙方进行增资，增资后甲方持有丙方【22.8395】%的股权。

甲方投入丙方的增资款中，人民币 7,340.7974 万元计入注册资本，人民币 12,659.2026 万元将作为溢价款进入丙方资本公积。完成增资后，丙方注册资本变更为 32140.7974 万元。

乙方同意放弃本次增资的优先认购权，接受甲方作为新股东对丙方进行增资。

1.3 本次增资完成后，丙方注册资本由原【24800】万元增加至【32140.7974】万元，丙方股权结构如下：

8.2 争议解决。凡因本协议引起的或与本协议有关的任何争议，各方应友好协商解决。协商不成，均可向甲方所在地人民法院提起诉讼。在争议解决期间，除争议事项之外，本协议应在所有方面保持全部效力。除争议事项所涉及的义务之外，各方应继续履行其在本协议项下的义务及行使其在本协议项下的权利。

8.3 本协议未尽事宜，由各方另行商定并签订书面补充条款或补充协议加以约定；除非补充条款或补充协议另有约定，补充条款与补充协议与本协议具有同等法律效力。

8.4 如本协议的任何条款被有权机构认定为无效,则其无效部分应视为不包含在本协议中，但不影响本协议其他条款的效力；各方应遵循本协议根本目的尽一切合理努力以有效条款替换该无效条款或重新达成相应条款。

8.5 本协议自各方签署之日起生效。

8.6 本协议一式陆份，甲方持叁份，乙方持叁份，每份具有同等法律效力。

（以下无正文）

（本页无正文，为合同编号为 QSEF-GQTZ-202206-HY01 的《投资协议》的签署页）

甲方（盖章）：贵州省新动能产业发展基金合伙企业（有限合伙）

执行事务合伙人（盖章）：贵州黔晟股权投资基金管理有限公司

执行事务合伙人委派代表（签字或盖章）：

乙方 1（盖章）：筑海（淄博）投资有限公司

法定代表人或授权代表（签字或盖章）：

乙方 2（盖章）：海城申合科技有限公司

法定代表人或授权代表（签字）

乙方 3（盖章）：上海晖阳投资有限公司

法定代表人或授权代表（签字或盖章）：

乙方 4（盖章）：贵州光耀管理合伙企业（有限合伙）

法定代表人或授权代表（签字或盖章）：

乙方 5（盖章）：海南富合投资合伙企业（有限合伙）

法定代表人或授权代表（签字或盖章）：

（本页无正文，为合同编号为 QSEF-GQTZ-202206-HY01 的《投资协议》的签署页）

乙方 6（盖章）：贵州义龙新区工业开发投资有限公司

法定代表人或授权代表（签字或盖章）：

乙方 7：王俐（签名）

乙方 8：曾冬青（签名）

乙方 9：任钟（签名）

乙方 10：程传亚（签名）

乙方 11：徐赛琴（签名）

乙方 12：孙勇（签名）

乙方 13：王高（签名）

乙方 14：沈馨怡（签名）

（本页无正文，为合同编号为 QSEF-GQTZ-202206-HY01 的《投资协议》的签署页）

丙方（盖章）：晖阳（贵州）新能源材料有限公司

法定代表人或授权代表（签字或盖章）：

签署时间：2022 年 6 月 13 日